COLUMBIA NEWPORT GREATER CHINA FUND
                                  (THE "FUND")
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2004
                             CLASS A, B AND C SHARES
                   (REPLACING SUPPLEMENT DATED MARCH 15, 2004)


1. The following risk disclosure is revised under the heading "Principle Investment Risks":

MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

2. Effective July 1, 2004, similar language under the heading "Sales Charge" is being replaced in its entirety with the following:



PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                                            SHARES ARE SOLD
Through first year                                                                             5.00
Through second year                                                                            4.00
Through third year                                                                             3.00
Through fourth year                                                                            3.00
Through fifth year                                                                             2.00
Through sixth year                                                                             1.00
Longer than six years                                                                          0.00

Commission to financial advisors is 4.00%.

3. The disclosure under the heading "Fund Policy on Trading of Fund Shares" is revised in its entirety as follows:

PURCHASES AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in its shareholders' best interest. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading.

LIMITATIOINS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts.
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

4. The section entitled "Portfolio Manager" is revised in its entirety as follows:

ERIC ROBERT LEWIS SANDLUND, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Fund and has managed the Fund since March, 2004. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002 Mr. Sandlund was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, Mr. Sandlund was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.


736-36/157S-0604                                                  June 25, 2004